U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                     REPORT PURSUANT TO SECTION 13 OR 15 (d)
                 CURRENT OF THE SECURITIES EXCHANGE ACTS OF 1934

          Date of Report (date of earliest event reported April 6, 2001

                                     0-30583
                        ---------------------------------
                            (Commission File Number)


                           THAON COMMUNICATIONS, INC.
                         -------------------------------
        (Exact Name of small business issuer as Specified in its Charter)


                                     Nevada
             -------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       0-30583                                            87-0622329
       -------                                            ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


        1543 West Olympic Boulevard, Sixth Floor, Los Angeles, Ca. 90015
        ----------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                 (213) 252-7050
                                 --------------
                 Issuer's Telephone Number, Including Area Code

         11300 West Olympic Boulevard, Suite 730, Los Angeles, Ca. 90064
         ---------------------------------------------------------------
           (former Name or Former Address, Changed Since Last Report)

Item 5.  Other Events.

         Registrant's Form 8-K dated April 18, 2001 and filed with Securities and Exchange Commission on April 23, 2001, was filed prematurely and in error. The acquisitions EMG Visual Graphic and of Prime Time Distribution, Inc., referred to in the Form 8-K have not as yet been consummated. Registrant anticipates that these two acquisitions will be closed prior to May 31, 2001. As indicated in Registrant's Form 8-K and filed April 20, 2001, Registrant, on April 10, 2001, consummated the acquisition of Legal Broadcast Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereto duly authorized.



                                            Thaon Communications, Inc.


Dated: April 24, 2001                       By: /s/ Pearl Asencio
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                                                    Pearl Asencio